UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2023

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35081	80-0682103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class P Common Stock	KMI	NYSE
2.250% Senior Notes due 2027	KMI 27A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2023, Kinder Morgan, Inc. (“KMI”) announced that Steven J. Kean will transition out of his role as chief executive officer effective August 1, 2023. Mr. Kean will remain on the board of directors. Effective August 1, 2023, Kim Dang, current President of KMI, will succeed Mr. Kean as chief executive officer and Tom Martin, current Vice President (President, Natural Gas Pipelines) of KMI, will become President of KMI. Before assuming the role of President, Mr. Martin will serve as Executive Vice President of KMI beginning on February 1, 2023.
In connection with Mr. Martin’s appointment as Executive Vice President and expected appointment as President as of August 1, 2023, he received a grant of 382,572 restricted stock units issued pursuant to KMI’s 2021 Amended and Restated Stock Incentive Plan. The restricted stock units will vest in full on July 31, 2025, provided Mr. Martin is employed by KMI through such date and applicable performance hurdles have been met.
Neither Ms. Dang nor Mr. Martin has any direct or indirect material interest in any transaction described in Item 404(a) of Regulation S-K involving KMI or any of its subsidiaries.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 18, 2023, the Board of KMI amended and restated KMI’s Bylaws, effective immediately (as so amended and restated, the “Bylaws”), to conform the Bylaws to the Securities and Exchange Commission’s universal proxy rules contained in Rule 14a-19 under the Securities Exchange Act of 1934, and certain 2022 amendments to the General Corporation Law of the State of Delaware (the “DGCL”). The amendments to the Bylaws include additions to Section 2.12 to enhance disclosure requirements for stockholders intending to nominate directors or propose other business to comply with Rule 14a-19. The amendments to the Bylaws also include revisions to Sections 2.3, 2.5 and 2.6 to conform with the 2022 DGCL amendments.
The description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)    The exhibits set forth below are included with this Current Report on Form 8-K.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Kinder Morgan, Inc.

104	Cover Page Interactive Data File pursuant to Rule 406 of Regulation S-T formatted in iXBRL (Inline Extensible Business Reporting Language).

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: January 24, 2023	By:	/s/ David P. Michels
David P. Michels Vice President and Chief Financial Officer

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